UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 26, 2006

                               AngioGenex, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    0-26181              86-0945116
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

            425 Madison Avenue, Suite 902, New York N.Y. 10017
           -----------------------------------------------------
           (Address of principal executive offices)  (Zip Code)

                  (212) 874-6608        (212) 874-5027
             -----------------------------------------
             Issuer's Telephone Number       Fax

                             Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.04         Triggering Events That Accelerate or Increase a Direct
                  Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

          On December 26, 2006, eight (8) shareholders notified the Company of their intent to convert $875,000 in convertible notes with the accrued interest of $90,114 into 7,050,285 shares of AngioGenex common stock. The note holders purchased the $875,000 convertible subordinated debentures between December 19, 2003 and March 31, 2004. Upon conversion the eight shareholders are:

R. Salvador, President and CEO (converting $75,000 debt to 605,488 shares);
G. Gould, Director and VP (converting $25,000 debt to 201,517 shares);
M. Strage, Chairman of the Board, (converting $25,000 debt to 202,011 shares);
G. Stoller, (converting $20,000 debt to 161,073 shares); S.C. Espey, (converting $50,000 debt to 402,930 shares); Bourne International,
(converting $150,000 debt to 1,208,829 shares); Granadilla Holdings Ltd. (converting $500,000 debt to 4,026,827 shares); R. M. Urvater (converting $30,000 debt to 241,610 shares).


Item 3.02         Unregistered Sale of Equity Securities.

         On December 26, 2006 the Board of Directors approved the issuance of 7,050,285 shares of its common stock to R. Salvador, G. Gould, M. Strage,
G. Stoller, S.C. Espey, Bourne International, Granadilla Holdings Ltd. and
R. M. Urvater upon conversion of $875,000 convertible subordinated debentures and $90,114 in accrued interest. No commission or other remuneration has been or will be paid or given directly or indirectly to anyone to solicit the conversion and no advertising has been or will be undertaken by the Company with respect to the conversion. Based upon these facts, the Company intends to rely upon Sections 3(a)(9) and 4(2) of the Securities Act of 1933, as amended, as its basis for claiming an exemption from registration. The conversion shares are unregistered securities and are subject to a "Lock-Up" from the date hereof until the date that is six months after the registration statement as filed with the SEC covering the resale of the shares of the company's Common Stock.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AngioGenex, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ Richard Salvador
                                ------------------------------------
                                 Name:  Richard Salvador
                                 Title: President/CEO

Dated:  December 27, 2006

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